VIA EDGAR

March 6, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Funds Group Trust
File Nos. 33-70958/811-8104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated February 21, 2013, to the Prospectus dated January 30, 2013, for the Touchstone Global Real Estate Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated February 21, 2013 (Accession No. 0001104659-13-012728) in XBRL for the Funds.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/ Terrie Wiedenheft

Terrie Wiedenheft

Treasurer & Controller